April 7, 1997

Erindale Investors ("Seller")
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015
Attention:  Ilona Adams

Near North National Title Corporation ("Escrow Agent")
222 North LaSalle Street
First Floor
Chicago, Illinois  60601
Attention:  Lou Cohen

     Re: Purchase Agreement dated March 18, 1997 (the "Purchase Agreement") between Seller and Crosstown Asset Corp. I ("Purchaser") for Erindale Center, Colorado Springs, Colorado

Ladies and Gentlemen:

     Purchaser hereby terminates the Purchase Agreement pursuant to Section 7.1 thereof. Attached is the required Due Diligence Termination Notice. Escrow Agent is hereby directed to return the earnest money together with all interest accrued thereon to Purchaser in accordance with the attached wiring instructions.

                              Sincerely,

                              CROSSTOWN ASSET CORP. I, a Delaware corporation

                              By:   /s/ Timothy Scott Clark
                                   -------------------------------
                              Name:     Timothy Scott Clark
                                   -------------------------------
                              Its:      Asst. Vice President
                                   -------------------------------

cc:  The Balcor Company
     Bannockburn Lake Office Plaza
     2355 Waukegan Road
     Suite A-200
     Bannockburn, Illinois  60015
     Attention:  James Mendelson

     Katten Muchin & Zavis
     525 West Monroe Street
     Suite 1600
     Chicago, Illinois  60661-3693
     Attention:  Daniel J. Perlman, Esq.
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                       DUE DILIGENCE TERMINATION NOTICE

                                 April 7, 1997

     Crosstown Asset Corp. I, a Delaware corporation, as Purchaser under that certain Agreement of Sale dated March 18, 1997, providing for the sale of property located in Colorado Springs, Colorado, and known as Erindale Center has terminated the Agreement of Sale pursuant to Paragraph 7.1 thereof.

     The undersigned demands return of all earnest money deposited under the Agreement of Sale pursuant to its right therein.


                              CROSSTOWN ASSET CORP. I, a Delaware corporation

                              By:   /s/ Timothy Scott Clark
                                   --------------------------------
                              Name:     Timothy Scott Clark
                                   --------------------------------
                              Its:      Asst. Vice President
                                   --------------------------------
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